EXHIBIT 13.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the annual report of Yanzhou Coal Mining Co., Ltd., a joint stock limited company incorporated in the People’s Republic of China with limited liability (the “Company”), on Form 20-F for the year ended December 31, 2004 as filed with the Securities and Exchange Commission (the “Report”), I, YANG Deyu, Chief Executive Officer of the Company, certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. $ 1350), that to the best of my knowledge: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ YANG Deyu
YANG Deyu
Chief Executive Officer
June 30, 2005

*A signed original of this written statement required by Section 906 has been provided to us and will be retained by us and furnished to the Securities and Exchange Commission or its staff upon request.